UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 23, 2000

                    Wasatch Interactive Learning Corporation
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)


       Washington                     000-23180                911253514
       ----------                     ---------                ---------
(State or Other Jurisdiction  (Commission File Number) (IRS Employer Ident. No.)
      of Incorporation)


        5250 South Commerce Drive, Suite 101, Salt Lake City, Utah 84107
         ---------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (801) 261-1001
                                 --------------
               Registrant's telephone number, including area code


                                       N/A
                               -------------------
                    Former Name, if Changed Since Last Report


                                       N/A
              ----------------------------------------------------
                  Former Address, if Changed Since Last Report

         Item 4.  Changes in Registrant's Certifying Accountants

         (a) Effective March 23, 2000, Tanner & Co. has been engaged as the Registrant's independent accountants for the fiscal year ended February 29, 2000. The change in the independent accountants was made because the Registrant's Board of Directors had a prior relationship established with Tanner & Co. and also wanted an independent accounting firm located in close proximity to its principal business office location in Salt Lake City, Utah. The change in the independent accountants has been approved by Registrant's Board of Directors.

         (b) Upon the engagement of Tanner & Co., the Registrant dismissed David
M. Winings, CPA (the "Former Accountants"), its independent accountant for the fiscal year ended April 30, 1999 ("Fiscal 1999").

         (c) For the audit of the financial statements of Registrant for Fiscal 1999, and the Cumulative Period, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which if not satisfactorily resolved would have caused the Former Accountants to make reference to such matter in its report. Through March 23, 2000, there were no disagreements on any matter of accounting financial statement disclosure, or auditing scope or procedure with the Former Accountants. The Former Accountants' report for Fiscal 1999 and the Cumulative Period contained a modified opinion with an explanatory paragraph stating that the financial statements have been prepared on a going concern basis. As discussed in Note 8 to the financial statements, the Company has incurred substantial losses, has liabilities in excess of assets and has a stockholders' deficit. The Company has not yet established profitable operations, raising substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note. 8. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (16)  Former Accountants' Letter re Change in Certifying Accountant.

         Item 8.  Change in Fiscal Year.

         On March 23, 2000, the Board of Directors changed the Company's fiscal year end from April 30th to February 28th. The transition period will be reported on the Company's Annual Report on Form 10-KSB for the year ended February 29, 2000.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             WASATCH INTERACTIVE
                                             LEARNING CORPORATION
                                             (Registrant)



Date: March 23, 2000                         By: /s/ Barbara Morris
                                             -------------------------
                                             Barbara Morris, President